Exhibit (q)(1)

JANUS INVESTMENT FUND (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Bruce Koepfgen, Kathryn Santoro, and Jesper Nergaard, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Filing for the Janus Investment Fund 2019 annual registration statement amendment.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 28th day of January, 2019.

Signature	Title	Date

/s/ Alan A. Brown Alan A. Brown	Trustee	January 28, 2019

JANUS INVESTMENT FUND (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Bruce Koepfgen, Kathryn Santoro, and Jesper Nergaard, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Filing for the Janus Investment Fund 2019 annual registration statement amendment.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 28th day of January, 2019.

Signature	Title	Date

/s/ William D. Cvengros William D. Cvengros	Trustee	January 28, 2019

JANUS INVESTMENT FUND (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Bruce Koepfgen, Kathryn Santoro, and Jesper Nergaard, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Filing for the Janus Investment Fund 2019 annual registration statement amendment.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 28th day of January, 2019.

Signature	Title	Date

/s/ Raudline Etienne Raudline Etienne	Trustee	January 28, 2019

JANUS INVESTMENT FUND (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Bruce Koepfgen, Kathryn Santoro, and Jesper Nergaard, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Filing for the Janus Investment Fund 2019 annual registration statement amendment.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 28th day of January, 2019.

Signature	Title	Date

/s/ William F. McCalpin William F. McCalpin	Trustee	January 28, 2019

JANUS INVESTMENT FUND (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Bruce Koepfgen, Kathryn Santoro, and Jesper Nergaard, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Filing for the Janus Investment Fund 2019 annual registration statement amendment.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 28th day of January, 2019.

Signature	Title	Date

/s/ Gary A. Poliner Gary A. Poliner	Trustee	January 28, 2019

JANUS INVESTMENT FUND (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Bruce Koepfgen, Kathryn Santoro, and Jesper Nergaard, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Filing for the Janus Investment Fund 2019 annual registration statement amendment.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 28th day of January, 2019.

Signature	Title	Date

/s/ William D. Stewart William D. Stewart	Trustee	January 28, 2019

JANUS INVESTMENT FUND (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Bruce Koepfgen, Kathryn Santoro, and Jesper Nergaard, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Filing for the Janus Investment Fund 2019 annual registration statement amendment.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 28th day of January, 2019.

Signature	Title	Date

/s/ Diane L. Wallace Diane L. Wallace	Trustee	January 28, 2019

JANUS INVESTMENT FUND (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Bruce Koepfgen, Kathryn Santoro, and Jesper Nergaard, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Filing for the Janus Investment Fund 2019 annual registration statement amendment.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 28th day of January, 2019.

Signature	Title	Date

/s/ Linda S. Wolf Linda S. Wolf	Trustee	January 28, 2019